================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                               __________________


                                  FORM 8 - K/A


                       AMENDMENT NO. 3 TO CURRENT REPORT
     PURSUANT TO SECTION 13 0R 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 1997

                               __________________


                                CONSILIUM, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0 - 17754                94-2523965
           --------                      ---------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

485 Clyde Avenue, Mountain View, California       94043
-------------------------------------------       -----
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (650) 691-6100
                                                     --------------

(Former name, former address and former fiscal year if changed since last report)

================================================================================
This report consists of 13 pages.

The registrant hereby amends Item 7 to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     On August 1, 1997, the Company acquired certain assets of Fast Associates Pte. Ltd. ("FAST"), a Singapore corporation specializing in semiconductor factory automation. This acquisition was originally reported on a report on Form 8-K filed August 15, 1997, as amended by reports on Form 8-K/A filed on September 9, 1997 and October 15, 1997. This amendment to report on Form 8-K is being filed to provide the financial statements required with respect to such acquisition by Item 7 of Form 8-K

(a)  Financial Statements of business acquired

          Audited Financial Statements of Fast Associates Pte. Ltd. at and for the year ended December 31, 1995.

          Unaudited Financial Statements of Fast Associates Pte. Ltd. for the seven months ended July 31, 1996.

          Audited Financial Statements of Fast Associates Pte. Ltd. at and for the year ended December 31, 1996.

          Unaudited Financial Statements of Fast Associates Pte. Ltd. for the seven months ended July 31, 1997.

(b)  Proforma Financial Information

          Unaudited Pro Forma Condensed Combined Financial Statements of Consilium, Inc. and Fast Associates Ptc. Ltd. for the year ended October 31, 1996 and at and for the period ended July 31, 1997.

(c)  Exhibits

     23.1  Consent of Kang & Khoo, independent accountants


     23.2  Consent of Kang & Khoo, independent accountants

                        REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders
Fast Associates Pte. Ltd.
(Incorporated in the Republic of Singapore)


     We have audited the accompanying balance sheet of Fast Associates Pte. Ltd. as of December 31, 1995 and the related statements of operations and cash flows for the period from inception (November 29, 1994) to December 31, 1995, expressed in Singapore dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with United States Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FAST Associates Pte. Ltd at December 31, 1995, and the results of its operations and its cash flows for the period from inception (November 29, 1994) to December 31, 1995, in conformity with United States Generally Accepted Accounting Principles.

     Also, in our opinion, the translated amounts in the accompanying financial statements translated into U.S. dollars have been computed on the basis set forth in Note 1.


                                /s/ Kang & Khoo Certified Public Accountants
                                KANG & KHOO CERTIFIED PUBLIC ACCOUNTANTS


Singapore
May 13, 1996

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

BALANCE SHEET AS OF DECEMBER 31, 1995
(in thousands)

                                                        NOTE                US$
ASSETS
Current assets:
     Cash and cash equivalents                                           $       538
     Accounts receivable, net                                                    186
     Other current assets                                                          1
                                                                           ---------

           Total current assets                                                  725

Property and equipment, net                               4                      191
Other assets                                                                      19
                                                                           ---------

           Total assets                                                  $       935
                                                                           =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                    $        15
     Other current liabilities and
     accrued expenses                                                            222
     Provision for taxation                                                       88
                                                                           ---------
     Taxes payable
           Total current liabilities                                             325

Long-term liabilities
     Deferred income taxes                                5                       28
                                                                           ---------

           Total liabilities                                                     353
                                                                           ---------

Stockholders' equity                                                             582
                                                                           ---------

           Total liabilities and
            stockholders' equity                                         $       935
                                                                           =========

The annexed notes form an integral part of and should be read in conjunction with these accounts.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

STATEMENT OF OPERATION FOR THE PERIOD FROM INCEPTION
(NOVEMBER 29, 1994) TO DECEMBER 31, 1995
(in thousands)

                                                                                        NOTE               US$

Services Revenue                                                                         1         $         1,502

Cost of services revenue                                                                                     1,055
                                                                                                     -------------
Gross margin                                                                                                   447

Operating expenses:
     General and administrative                                                                                 36
                                                                                                     -------------
                     Total operating expenses                                                                   36
                                                                                                     -------------

Operating income                                                                                               411

Interest and other income, net                                                                                   -

Income before provision for income taxes                                                                       411

Provision for income taxes                                                               5                     112

Net income                                                                                           $         299
                                                                                                     =============

The annexed notes form an integral part of and should be read in conjunction with these accounts.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

STATEMENT OF CASH FLOWS FOR PERIOD FROM INCEPTION
(NOVEMBER 29, 1994) TO DECEMBER 31, 1995
(in thousands)

                                                                                                  US$
CASH FLOW FROM OPERATING ACTIVITIES
      Net income                                                                              $          299
      Adjustments to reconcile net income to net cash provided by operating activities
          Depreciation                                                                                     7
          Changes in assets and liabilities
              Increase in accounts receivable                                                           (186)
              Increase in other assets                                                                   (20)
              Increase in accounts payable                                                                15
              Increase in other liabilities                                                              338
                                                                                                ------------
                   Net cash provided by operating activities                                             453
                                                                                                ============

CASH FLOW FROM INVESTING ACTIVITIES
      Purchases of property and equipment                                                               (198)
                                                                                                ------------
                   Net cash used in investing activities                                                (198)
                                                                                                ============

CASH FLOW FROM FINANCING ACTIVITIES
      Proceeds from issuance of stock                                                                    283
                                                                                                ------------
                   Net cash provided by financing activities                                             283
                                                                                                ============

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                                538

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                             -
                                                                                                ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                 538
                                                                                                ============

The annexed notes form an integral part of and should be read in conjunction with theses accounts.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)


NOTES TO THE ACCOUNTS - DECEMBER 31, 1995

These notes form an integral part of and should be read in conjunction with the accompanying accounts.


1.  SIGNIFICANT ACCOUNTING POLICIES
    -------------------------------

    (a)  Basis of Accounting
         -------------------

         The accounts are prepared under the historical cost convention.

    (b)  Basis of Presentation
         ---------------------

         The records of the accounts are maintained in Singapore dollars. The accounts have been translated into United States dollars using the exchange rate as of December 31, 1995 for the convenience of users in the United States.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

         Although the Company was incorporated on November 29, 1994, its activities during the first month involved limited cash expenditures and were limited to recruiting of key personnel. Accordingly, the accompanying statement of operation and cash flow for the year ended December 31, 1995 are presented for the period from inception (November 29, 1994) to December 31, 1995.

    (c)  Foreign Currency Transactions and Accounts
         ------------------------------------------

         Transactions in foreign currencies are measured and recorded in Singapore dollars using the exchange rate in effect at the date of the transaction. At each balance sheet date, recorded monetary balances that are denominated in a foreign currency are adjusted to reflect the rate at the balance sheet date. All exchange adjustments are taken to the profit and loss account. Financial statements of foreign branches (which are not integral part of the head office) are translated at the rate of exchange ruling at the balance sheet date. Foreign currency translation adjustments are taken direct to reserves.

    (d)  Revenue Recognition
         -------------------

         Revenue consists principally of revenues earned for providing software installation and integration consulting services. Revenue is generally recognized as the services are performed over the term of the agreement.

    (e)  Taxation
         --------

         The tax expense is determined on the basis of tax effect accounting, using the liability method, and it is applied to all significant timing differences. Deferred taxation benefit is, however, not recognized unless there is a reasonable expectation of realization.

    (f)  Fixed Assets & Depreciation
         ---------------------------

         Depreciation is calculated on the straight line method to write off the cost of the assets over their estimated useful lives. The estimated useful lives have been taken as follows:

             Office Equipment           5 years
             Furniture & Fittings       5 years
             Computer                   3 years
             Renovation                 5 years
             Electrical Fittings        5 years
             Air Conditioners           5 years

         Fully depreciated assets are retained in the accounts until they are no longer in use.

2.  PRINCIPAL ACTIVITIES
    --------------------

    The principal activities of the company are to develop company software for businesses, to construct special hardware and to provide consulting services or other systems works.

    There have been no significant changes in the nature of these activities during the financial period.

3.  SHARE CAPITAL
    -------------

                                                     1995 US$
                                                     --------
                                                  (in thousands)
     Authorised:
     500,000 Ordinary Shares of US$0.7070 each           354

     Issued & Fully Paid :
     400,000 Ordinary Shares of US$0.7070 each           283

4.   FIXED ASSETS
     ------------

     Property and equipment, net, consisted of the following as of December 31, 1995 (in thousands):
                                                     US$
                                                    ----

     Office Equipment                                  10
     Furniture & Fittings                              52
     Computer                                          64
     Renovation                                        20
     Electrical Fittings                               17
     Air Conditioners                                  35
                                                     ----
                                                      198

     Less accumulated depreciation                     (7)
                                                     ----
     Property and equipment, net                      191
                                                     ====
5.   TAXATION
     --------

     The components of the provision for income taxes are as follows (in thousands):
                                                    1995
                                                    US$
                                                   ----

     Current Taxation                                84
     Deferred Taxation                               28
                                                   ----
                                                    112
                                                   ====

     The components of the deferred income tax liabilities are as follows (in thousands):

                                                   1995
                                                    US$
                                                   ----
     Balance at beginning of year                     -
     Transfer from Profit & Loss Account             28
                                                   ----

     Balance at end of year                          28
                                                   ====
     The Balance Comprises:
     Excess of Tax over book Depreciation            28
                                                   ====

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

STATEMENT OF OPERATION FOR THE SEVEN MONTHS ENDED JULY 31, 1996
(in thousands)

                                                               US$
                                                            (unaudited)
                                                            --------------
Services Revenue                                              $       2,780

Cost of services revenue                                              1,846
                                                              -------------

Gross margin                                                            934
                                                              -------------
Operating expenses:
     Selling and marketing                                                3
     General and administrative                                          92
                                                              -------------
                     Total operating expenses                            95
                                                              -------------

Operating income                                                        839

Interest and other income, net                                            -

Income before provision for income taxes                                839

Provision for income taxes                                               11

Net income                                                    $         828
                                                              =============

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Fast Associates Pte. Ltd.
(Incorporated in the Republic of Singapore)



        We have audited the accompanying balance sheet of Fast Associates Pte. Ltd. as of December 31, 1996 and the related statements of operations and cash flows for the year then ended, expressed in Singapore dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with United States Generally Accepted Auditing Standards. Those standards require that we plan and perform the audit to obtain resonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FAST Associates Pte. Ltd at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with United States Generally Accepted Accounting Principles.

        Also, in our opinion, the translated amounts in the accompanying financial statements translated into U.S. dollars have been computed on the basis set forth in Note 1.


                                /s/ Kang & Khoo Certified Public Accountants
                                KANG & KHOO CERTIFIED PUBLIC ACCOUNTANTS


Singapore
June 3, 1997

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

BALANCE SHEET AS OF DECEMBER 31, 1996
(in thousands)



                                             NOTE            US$
ASSETS
Current assets:
  Cash and cash equivalents                          $        616
  Accounts receivable, net                                    442
  Advance to director                          6              876
  Other current assets                                         32
                                                      -----------

            Total current assets                            1,966

Property and equipment, net                    4              236
Other assets                                                   29
                                                      -----------

            Total assets                             $      2,231
                                                      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                   $         17
  Other current liabilities and
    accrued expenses                                          152
  Provision for taxation                                       21
                                                      -----------

            Total current liabilities                         190

Long-term liabilities                          5               31
                                                      -----------

            Total liabilities                                 221
                                                      -----------


Stockholders' equity                                        2,010
                                                      -----------

            Total liabilities and
              stockholders' equity                   $      2,231
                                                      ===========


The annexed notes form an integral part of and should be read in conjunction with these accounts.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

PROFIT & LOSS ACCOUNT FOR THE YEAR ENDED DECEMBER 31, 1996
(in thousands)

                                                  NOTE           US$
Services Revenue                                   1          $4,765

Cost of services revenue                                       3,164
                                                              ------

Gross margin                                                   1,601
                                                              ------
Operating expenses:
  Selling and marketing                                            5
  General and administrative                                     157
                                                              ------

    Total operating expenses                                     162
                                                              ------

Operating income                                               1,439

Interest and other income, net                                   -
                                                              ------
Income before provision for income taxes                       1,439

Provision for income taxes                         5              19
                                                              ------
Net income                                                    $1,420
                                                              ======

The annexed notes form an integral part of and should be read in conjunction with these accounts.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

STATEMENT OF CASH FLOWS FOR YEAR ENDED DECEMBER 31, 1996
(in thousands)

                                                         US$

CASH FLOW FROM OPERATING ACTIVITIES
   Net income                                          $ 1,420
   Adjustments to reconcile net income to net cash
      provided by operating activities
         Depreciation                                       67
         Changes in assets and liabilities
          Increase in accounts receivable                 (254)
          Increase in advances to director                (875)
          Increase in prepaid expenses and other           (41)
          Increase in accounts payable                       2
          Decrease in other liabilities                   (137)
                                                        ------

            Net cash provided by operating activities      182
                                                        ======

CASH FLOW FROM INVESTING ACTIVITIES
   Purchases of property and equipment                    (109)
                                                        ------
            Net cash used in investing activities         (109)
                                                        ======

NET INCREASE IN CASH AND CASH EQUIVALENTS                   73

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             543
                                                        ------

CASH AND CASH EQUIVALENTS, END OF PERIOD                   616
                                                        ======

The annexed notes form an integral part of and should be read in conjunction with theses accounts.

FAST ASSOCIATES PTE LTD
(Incorporated in the Republic of Singapore)


NOTES TO THE ACCOUNTS - DECEMBER 31, 1996

These notes form an integral part of and should be read in conjunction with the accompanying accounts.


1.  SIGNIFICANT ACCOUNTING POLICIES
    -------------------------------

     (a)  Basis of Accounting
          -------------------

       The accounts are prepared under the historical cost convention.

     (b)  Basis of Presentation
          ---------------------

       The records of the accounts are maintained in Singapore dollars. The accounts have been translated into United States dollars using the exchange rate as of December 31, 1996 for the convenience of users in the United States.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

     (c)  Foreign Currency Transactions and Accounts
          ------------------------------------------

       Transactions in foreign currencies are measured and recorded in Singapore dollars using the exchange rate in effect at the date of the transaction. At each balance sheet date, recorded monetary balances that are denominated in a foreign currency are adjusted to reflect the rate at the balance sheet date. All exchange adjustments are taken to the profit and loss account. Financial statements of foreign branches (which are not integral part of the head office) are translated at the rate of exchange ruling at the balance sheet date. Foreign currency translation adjustments are taken direct to reserves.

     (d)  Revenue Recognition
          -------------------

       Revenue consists principally of revenues earned for providing software installation and integration consulting services. Revenue is generally recognized as the services are performed over the term of the agreement.

     (e)  Taxation
          --------

       The tax expense is determined on the basis of tax effect accounting, using the liability method, and it is applied to all significant timing differences. Deferred taxation benefit is, however, not recognized unless there is a reasonable expectation of realization.

     (f)  Fixed Assets & Depreciation
          ---------------------------

       Depreciation is calculated on the straight line method to write off the cost of the assets over their estimated useful lives. The estimated useful lives have been taken as follows :-

          Office Equipment        5 years
          Furniture & Fittings    5 years
          Computer                3 years
          Renovation              5 years
          Electrical Fittings     5 years
          Air Conditioners        5 years
          Telecom Equipment       5 years

       Fully depreciated assets are retained in the accounts until they are no longer in use.

2.  PRINCIPAL ACTIVITIES
    --------------------

     The principal activities of the company are to develop company software for businesses, construct special hardware and to provide consulting services or other systems works.

     There have been no significant changes in the nature of these activities during the financial year.

3.  SHARE CAPITAL
    -------------

                                                  1996
                                                   US$
                                                 --------
                                              (in thousands)

 Authorised:
     500,000 Ordinary Shares of US$0.7145 each       357

     Issued & Fully Paid :
     400,000 Ordinary Shares of US$0.7145 each       286

4.  FIXED ASSETS
    ------------

     Property and equipment, net, consisted of the following as of December 31, 1996 (in thousands):
                                                     US$
                                                     ---
       Office Equipment                              29
       Furniture & Fittings                          55
       Computer                                     149
       Renovation                                    21
       Electrical Fittings                           17
       Air Conditioners                              34
       Telecom Equipment                              5
                                                    ---
                                                    310
                                                    ---

       Less accumulated depreciation                (74)
                                                    ---
       Property and equipment, net                  236
                                                    ===

5.  TAXATION
    --------

     The components of the provision for income taxes are as follows (in thousands):

                                                    1996
                                                     US$
                                                    ----

     Current Taxation                                16
     Deferred Taxation                                4
                                                    ---
                                                     20

     Adjustment of Deferred Tax Arising
     from change in Tax Rate                         (1)
                                                    ---
                                                     19

     The income tax expense is lower than the amount of income tax expense determined by applying the Singapore income tax rate of 26% because part of the profit for the year is exempt from tax as pioneer status has been granted to the company with effect from 1 July 1996 for a period of 6 years.

     The components of the deferred income tax liabilities are as follows (in thousands):


                                                    1996
                                                     US$
                                                    ----

     Balance at beginning of year                    28
     Transfer from Profit & Loss Account              3
                                                    ---

     Balance at end of year                          31
                                                    ===

     The Balance Comprises:
     Excess of Tax over book Depreciation            31
                                                    ===
6.     DIRECTOR'S ACCOUNT - NON-TRADE
       ------------------------------

     This represents advance to a director which is unsecured, interest free and with no fixed terms of repayment.

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

BALANCE SHEET AS OF JULY 31, 1997
(in thousands)

                                                                       US$
                                                               (Unaudited)
                                                               ----------
ASSETS
Current assets:
   Cash and cash equivalents                                       $  194
   Accounts receivable, net                                           367
   Advance to director                                              1,354
   Other current assets                                                46
                                                                   ------

             Total current assets                                   1,961

Property and equipment, net                                           194
Other assets                                                           32
                                                                   ------

             Total assets                                          $2,187
                                                                   ======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Note payable                                                    $   46
   Accounts payable                                                    41
   Other current liabilities and
     accrued expenses                                                  59
                                                                   ------

             Total current liabilities                                146

Long-term liabilities                                                  30
                                                                   ------

             Total liabilities                                        176
                                                                   ------

Stockholders' equity                                                2,011
                                                                   ------

             Total liabilities and
               stockholders' equity                                $2,187
                                                                   ======

FAST ASSOCIATES PTE. LTD.
(Incorporated in the Republic of Singapore)

PROFIT & LOSS ACCOUNT FOR THE YEAR ENDED JULY 31, 1997
(in thousands)

                                                                     US$
                                                              (Unaudited)
                                                              ----------
Services Revenue                                              $     860

Cost of services revenue                                            714
                                                              ----------

Gross margin                                                        146
                                                              ----------
Operating expenses:
  Selling and marketing                                               5
  General and administrative                                         84
                                                              ----------
    Total operating expenses                                         89
                                                              ----------

Operating income                                                     57

Interest and other income, net                                        1
                                                              ----------
Income before provision for income taxes                             58

Provision for income taxes                                           -
                                                              ----------
Net income                                                    $      58
                                                              ==========

                                CONSILIUM, INC.
                         AND FAST ASSOCIATES, PTE. LTD.
                                 ______________

                          PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS
                                  (Unaudited)


     On August 1, 1997, the Company acquired certain assets of Fast
Associates Pte. Ltd. ("FAST"), a Singapore corporation specializing in semiconductor factory automation. The Company purchased two existing semiconductor factory automation contracts, certain tangible and intangible assets and assumed certain liabilities of FAST. The acquisition was accounted for as a purchase.

     The accompanying pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated on July 31, 1997 and combines the Company's and FAST Associates, Pte. Ltd.'s balance sheets as of July 31, 1997. The accompanying pro forma condensed combined statement of operations for the year ended October 31, 1996 has been prepared as if the acquisition was consummated at the beginning of fiscal 1996, and combines the Company's statement of operations for the fiscal year ended October 31, 1996 with FAST Associates, Pte. Ltd's statement of operations for the fiscal year ended December 31, 1996. The accompanying pro forma condensed combined statement of operations for the nine months ended July 31, 1997 has been prepared as if the acquisition was consummated at the beginning of fiscal 1997 and combines the Company's statement of operations for the nine months ended July 31, 1997 with FAST Associates, Pte. Ltd.'s statement of operations for the seven months ended July 31, 1997. The pro forma condensed combined statements of operations do not include the effect of any nonrecurring charges directly attributable to the acquisition.

     The purchase price allocation reflected in the accompanying pro forma condensed combined financial statements has been prepared on an estimated basis. The effects resulting from any differences in the final allocation of the purchase price are not expected to have a material effect on the Company's financial statements.

     This method of combining historical financial statements for the preparation of the pro forma condensed combined financial statements is for presentation only. Actual statements of operations of the companies will be combined from the closing date of the acquisition with no retroactive restatement. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the combined operating results or combined financial position that would have been reported had the acquisition occurred on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

                              CONSILIUM, INC. AND
                           FAST ASSOCIATES PTE. LTD.
                  PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                                (In thousands)

                                                         As of July 31, 1997
                                         --------------------------------------------------
                                         Historical  Historical    Pro Forma      Pro Forma
                                          Consilium    FAST       Adjustments      Combined
                                         ----------- ----------  -------------    ----------
ASSETS
Current assets:
  Cash and cash equivalents                  $ 5,474    $  194    $  (194)(c)       $ 5,474
  Accounts receivable, net                    14,360       367       (367)(c)        14,360
  Other current assets                         1,124     1,400     (1,400)(c)         1,124
                                             -------    -------                     -------

            Total current assets              20,958     1,961                       20,958

Property and equipment, net                    4,510       194                        4,704
Software development costs, net                2,383       -                          2,383
Goodwill, net                                  1,402       -         1,786(b)         3,188
Other assets                                     406        32        (32)(c)           406
                                             -------    -------                     -------

            Total assets                     $29,659    $2,187    $                 $31,639
                                             =======    =======                     =======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Line of credit / Note payable              $ 3,051     $  46    $   (46)(d)       $ 3,051
  Accounts payable                             4,257        41        (41)(d)         4,257
  Other current liabilities and                                                           0
    accrued expenses                           6,643        59       1,441(a)(d)      8,143
  Deferred  revenue                            8,573      -                           8,573
                                             -------    -------                     -------

            Total current liabilities         22,524       146                       24,024

Long-term liabilities                             32        30        (30)(d)            32
                                             -------    -------                     -------
            Total liabilities                 22,556       176                       24,056
                                             -------    -------                     -------

Stockholders' equity                           7,103     2,011     (1,531)(a)(h)      7,583
                                             -------    -------                     -------
            Total liabilities and
              stockholders' equity           $29,659    $2,187    $                 $31,639
                                             =======    =======                     =======

        The accompanying notes are an integral part of this statement.

                              CONSILIUM, INC. AND
                           FAST ASSOCIATES PTE. LTD.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                (In thousands)

                                                                 For the year ended October 31, 1996
                                                   ---------------------------------------------------------
                                                   Historical     Historical      Pro Forma        Pro Forma
                                                   Consilium        FAST         Adjustments        Combined
                                                   ---------      ---------      -----------       ----------
REVENUES:
  Product                                         $  19,074    $     -       $                   $    19,074
  Services                                           17,267        4,765                              22,032
  Development                                         1,806          -                                 1,806
                                                   ---------    ---------                          ----------
    Total revenues                                   38,147        4,765                              42,912
                                                   ---------     --------                          ----------

COST OF REVENUES:
  Product                                             4,461          -                                 4,461
  Services                                            7,437        3,164                              10,601
  Development                                         1,263          -                                 1,263
                                                   ---------     --------                          ----------
    Total cost of revenues                           13,161        3,164                              16,325
                                                   ---------     --------                          ----------

GROSS MARGIN                                         24,986        1,601                              26,587
                                                   ---------     --------                          ----------

OPERATING EXPENSES:
  Research and development                           10,847          -                                10,847
  Selling and marketing                              13,039            5                              13,044
  General and administrative                          3,929          157               446 (e)         4,532
                                                   ---------    ---------                          ----------
    Total operating expenses                         27,815          162                              28,423
                                                   ---------    ---------                          ----------

Income (Loss) from operations                        (2,829)       1,439                              (1,836)

Interest income                                         425          -                                   425
Interest expense                                        (81)         -                                   (81)
                                                   ---------    ---------                           ---------
INCOME (LOSS) BEFORE
  INCOME TAX PROVISION                               (2,485)       1,439                              (1,492)

PROVISION FOR INCOME TAXES                              974           19                                 993
                                                    --------     --------                          ----------
NET INCOME (LOSS)                                 $  (3,459)   $   1,420     $                   $    (2,485)
                                                    ========     ========                          ==========

NET LOSS PER SHARE                                $   (0.44)                                     $     (0.31)
                                                    ========                                       ==========

SHARES USED IN PER SHARE
  CALCULATIONS                                        7,804                            115 (a)         7,919  (f)
                                                    ========                                        =========


The accompanying notes are an integral part of this statement.

                              CONSILIUM, INC. AND
                           FAST ASSOCIATES PTE. LTD.
             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                (In thousands)

                                                                    For the period ended July 31, 1997
                                                -----------------------------------------------------------------
                                                Historical      Historical        Pro Forma            Pro Forma
                                                Consilium         FAST           Adjustments            Combined
                                                ---------       ---------        -----------           ----------
REVENUES:
  Product                                      $  11,234      $               $                      $    11,234
  Services                                        18,826             860            (300) (g)             19,386
  Development                                        514                                                     514
                                                ---------       ---------                              ----------
    Total revenues                                30,574             860                                  31,134
                                                ---------       ---------                              ----------

COST OF REVENUES:
  Product                                          2,483                                                   2,483
  Services                                        11,475             714            (304) (g)             11,885
  Development                                        369                                                     369
                                                ---------       ---------                              ----------
    Total cost of revenues                        14,327             714                                  14,737
                                                ---------       ---------                              ----------

GROSS MARGIN                                      16,247             146                                  16,397
                                                ---------       ---------                              ----------

OPERATING EXPENSES:
  Research and development                         9,250                                                   9,250
  Selling and marketing                           10,094               5                                  10,099
  General and administrative                       2,809              84             334 (e)               3,227
                                                ---------       ---------                              ----------
    Total operating expenses                      22,153              89                                  22,576
                                                ---------       ---------                              ----------

Loss from operations                              (5,906)             57                                  (6,179)

Interest income                                       98               1                                      99
Interest expense                                    (173)              0                                    (173)
                                                ---------       ---------                              ----------
LOSS BEFORE
  INCOME TAX PROVISION                            (5,981)             58                                  (6,253)

PROVISION FOR INCOME TAXES                           262              -                                      262
                                                ---------       ---------                              ----------

NET LOSS                                       $  (6,243)     $       58      $                      $    (6,515)
                                                =========       =========                              ==========

NET LOSS PER SHARE                             $   (0.78)                                            $     (0.80)
                                                =========                                              ==========

SHARES USED IN PER SHARE
  CALCULATIONS                                     7,974                             187 (a)                8,161 (f)
                                                =========                                              ==========


The accompanying notes are an integral part of this statement.

                                CONSILIUM, INC.
                         AND FAST ASSOCIATES, PTE. LTD.
                                 ______________

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)


NOTE 1.  BASIS OF PRESENTATION

  The unaudited pro forma combined condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These pro forma combined financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's annual report for the year ended October 31, 1996.


NOTE 2.  PRO FORMA ADJUSTMENTS

  Certain pro forma adjustments have been made to the accompanying pro forma condensed combined balance sheets and statements of operations as described below:

(a) Reflects the purchase of certain of FAST's assets in exchange for 120,000 shares of the Company's common stock valued at approximately $480,000, plus $1.5 million of guaranteed future minimum payments, in cash or stock.

(b) Reflects the excess of the purchase price over net assets acquired of approximately $1.8 million, which will be amortized on a straight-line basis over an estimated life of four years.

(c) Entry to eliminate FAST assets not acquired by the Company as part of the acquisition.

(d) Entry to eliminate FAST liabilities not assumed by the Company as part of the acquisition.

(e) Reflects the amortization of goodwill assuming an estimated life of four years and assumes the acquisition was consummated at the beginning of each of the period reported.

(f) Pro forma weighted average common and common equivalent shares do not include common stock equivalents as inclusion of these shares would be anti-dilutive.

(g) Entry to eliminate sales and cost of sales for a systems integration contract not acquired by the Company.

(h) Entry to eliminate FAST stockholders' equity as a result of the acquisition.

NOTE 3.  PURCHASE PRICE ALLOCATION

  In connection with the acquisition, the Company issued 120,000 shares of its common stock, value at approximately $480,000. The Company also agreed to pay $1.5 million, in cash or stock, in five quarterly payments of $300,000 each beginning August 1, 1997. The Company also incurred acquisition related costs of approximately $45,000 resulting in a total purchase price of approximately $2.0 million.

  The excess of the purchase price over net assets acquired is $1.8 million, which has been allocated to goodwill and is being amortized on a straight-line basis over a period of four years. Management believes that the unamortized balance is recoverable through future operating results.

                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, a duly authorized officer and the chief financial officer of the registrant.


                                        CONSILIUM, INC.
                                        ---------------
                                        (Registrant)


Date       December 17, 1997            by: /s/ Clifton Wong
           ----------------------       --------------------------
                                           Clifton Wong
                                           Vice President, Finance and
                                           Chief Financial Officer

                                CONSILIUM, INC.
                                 EXHIBIT INDEX
                                 TO FORM 8-K/A



Exhibit No.      Description
-----------      -----------

        23.1   Consent of Kang & Khoo, independent accountants

        23.2   Consent of Kang & Khoo, independent accountants